UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2024
____________________________________________________________
IBEX Limited
(Exact name of registrant as specified in its charter)
____________________________________________________________

Bermuda	001-38442	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1717 Pennsylvania Avenue NW, Suite 825
Washington, District of Columbia 20006
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 580-6200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common shares, par value of $0.0001	IBEX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company               ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Appointment of Directors

On October 24, 2024, Mr. John Leone notified the Board of Directors (the “Board”) of IBEX Limited (the “Company”) of his intent to resign from the Board effective as of October 24, 2024. On October 24, 2024, Mr. Gerard Kleisterlee notified the Board of his intent to retire from the Board effective as of the Company’s 2024 Annual General Meeting of Shareholders. Mr. Leone’s and Mr. Kleisterlee’s decisions to retire from the Board were not related to any disagreement with the Company on any matter relating to its operations, policies or practices.

In accordance with the Company’s Bye-laws, the Board appointed Ms. Fiona Beck to fill Mr. Leone’s vacancy on October 24, 2024 and to serve on the Audit Committee. Ms. Beck had previously served on the Board since July 2020 as one of the appointed directors of The Resource Group International Limited (“TRGI”), but there are no arrangements between Ms. Beck and any other person pursuant to which she was appointed to serve as a director of the Board beginning October 24, 2024.

On October 24, 2024, the Company received notice from TRGI of its appointment of Mr. Patrick McGinnis to the Board, effective as of October 24, 2024, and the appointment of Mr. Mingzhe (JJ) Zhuang (together with Mr. McGinnis, the “Appointed Directors”) to the Board, effective as of the 2024 Annual Meeting of Shareholders.

There are no family relationships between Ms. Beck, the Appointed Directors and any director or executive officer of the Company, and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Each of the Appointed Directors will receive (and Ms. Beck will continue to receive) compensation for service as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors, including an annual cash retainer of $75,000, prorated for any partial years of service.

Item 7.01. Regulation FD Disclosure.
A copy of the press release announcing the matters described above is attached to this report as Exhibit 99.1 and incorporated herein by reference. The information contained in Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.         Description
99.1         Press release, dated October 28, 2024
104         Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBEX LIMITED
(Registrant)

Date: October 28, 2024	/s/ Robert Dechant
(Signature)
	Name:	Robert Dechant
	Title:	Chief Executive Officer